Financial Risk Management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial Risk Management

4	FINANCIAL RISK MANAGEMENT
Financial risk management is carried out by the Corporation’s Management. Management oversees the general management of financial risks, such as foreign exchange rate risk, price risk, cash flow, and fair value interest rate risk, credit risk, the use of derivative and non-derivative
financial instruments and the investment of excess liquidity, which are supervised and monitoring periodically.

4.1	Financial Risk Factors
The Corporation’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, price risk, fair value interest rate risk and cash flow interest rate risk), credit risk and liquidity risk. The Corporation’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Corporation’s financial performance. The Corporation uses derivative financial instruments to hedge certain risk exposures in one of its subsidiaries and considers the use of other derivatives in the event that it identifies risks that may generate an adverse effect for the Corporation in the short and medium-term.

a)	Market risks

i)	Foreign exchange risk
The Corporation is exposed to exchange rate risk as a result of the transactions carried out locally in foreign currency and due to its operations abroad. As of December 31, 2019, and 2020 this exposure is mainly concentrated in fluctuations of U.S. dollar, the Chilean and Colombian Pesos.
As of December 31, 2020, the balances of financial assets and liabilities denominated in foreign currencies correspond to balances in U.S. dollars, which are expressed at the published bid and ask exchange rate in effect at that date, according to the currency exchange rate: soles for S/3.624 published by the Superintendency of Banking, Insurance and Pension Fund Administrators (SBS), Chilean pesos for CLP711.24 published by the Central Bank of Chile and Colombian pesos for COP3,432.50 published by Banco of the Republica of Colombia.
As of December 31, the consolidated statement of financial position includes the following:

	2019		2020
	S/(000)	USD(000)	S/(000)	USD(000)
Assets	2,868,128	864,675	2,125,400	586,479
Liabilities	1,754,630	528,981	1,165,475	321,599
The Corporation’s exchange gains and losses for the Peruvian Sol, the Chilean and Colombian Pesos exposure against the U.S. dollar was:

	2018	2019	2020
Gain	383,085	392,942	426,850
Loss	(406,789)	(425,782)	(432,652)
If as of December 31, 2020 the Peruvian Sol, the Chilean and Colombian Pesos had strengthened/weakened by 2% against the U.S. dollar, with all other variables held constant, the pre-tax
results for the year would have increased/decreased by S/0.1 million (S/0.7 million in 2019 and S/0.5 million in 2018).

The consolidated statement of changes in equity comprises a foreign currency translation adjustment originated by its subsidiaries. The consolidated statement of financial position includes assets and liabilities in functional currency equivalent to (in thousands):

	2019		2020
	Assets	Liabilities	Assets	Liabilities
Chilean Pesos	53,383,866	65,260,543	40,869,086	74,151,415
Colombian Pesos	187,119,204	76,446,723	113,350,078	54,581,654
The Corporation’s foreign exchange translation adjustment for 2020 was positive by S/8.3 million (in 2019, S/8.2 million, negative and positive by S/5.7 million in 2018).

ii)	Price risk
Management considers that the exposure of the Corporation to the price risk of its investments in mutual funds, bonds, and equity securities is low since the invested amounts are not significant. Any fluctuation in their fair value will not have any significant impact on the balances reported in the consolidated financial statements.

iii)	Cash flow and fair value interest rate risk
The Corporation’s interest rate risk mainly arises from its long-term borrowings. Borrowings issued at variable rates expose the Corporation to cash flow interest rate risk. Borrowings issued at fixed rates expose the Corporation to fair value interest rate risk. Group policy is to maintain most of its borrowings at fixed rate instruments; 62.3% of total debt in 2020 (61.8% in 2019) was contracted at fixed rates and 37.7% at variable rates (38.2% in 2019) which consisted of a 37.5% fixed rate plus VAC (adjusted for inflation) and the remaining 0.2% at a variable rate (37.7% fixed rate + VAC and the remaining 0.5% at a variable rate in 2019).
During 2019 and 2020, the debt subject to fixed rate plus VAC is related to a bond issued in Peruvian Sol to finance the GyM Ferrovias Project, Metro Line 1 (Note 19). Any increase in the interest rate resulting from higher inflation will have no significant impact on the Corporation’s profit because these revenues are also adjusted for inflation.
In the event that the Corporation accrues variable interest rates in soles and U.S. dollars, the policy would be to hedge the cash flow risk with interest rate swap-type derivatives, on which the hedge accounting treatment is applied.
If as of December 31, 2019, the libor rate plus three months had increased/decreased by 5%, with all other variables held constant, the pre-tax
results for the year would have increased/decreased by S/0.01 million. In 2019 there was no significant ineffectiveness in the cash flow hedge. In 2020, it was not necessary to perform the sensitivity analysis since the variable rate debt was not significant.

b)	Credit risk
Credit risk arises from cash and cash equivalents and deposits with banks and financial institutions, as well as customer credit counterparties, including the outstanding balance of accounts receivable and committed transactions.
Concerning to loans to related parties, the Corporation has measures in place to ensure the recovery of these loans through the controls maintained by the Corporate Finance Management and the performance evaluation conducted by the Board.
Management does not expect the Corporation to incur any losses from the performance by these counterparties, except for the ones already recorded at the financial statements.

c)	Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and cash equivalents, the availability of funding through an adequate number of sources of committed credit facilities and the capacity to close out positions in the market. Historically, the Group cash flows enabled it to meet its obligations. Due to the
COVID-19
pandemic (Note
1-d),
the Company has implemented various actions to reduce its exposure to liquidity risk, and has developed a Financial Plan based on several steps, which were designed assuming attaining a plea bargain agreement within a reasonable time frame. The Financial Plan aims to enable compliance with the various obligations at the corporate and group companies’ levels.
The Group’s Corporate Finance Office monitors rolling forecasts of the Group’s liquidity requirements to ensure it exists sufficient cash to meet operational needs so that the Group does not breach borrowing limits or covenants, where applicable, on any of its borrowing facilities. Less significant financing transactions are controlled by the Finance Management of each subsidiary.
Such forecasting takes into consideration the Corporation’s debt financing plans, covenant compliance, compliance with internal statement of financial position ratio targets and, if applicable, external regulatory or legal requirements, for example, foreign currency restrictions.
Surplus cash held by the operating entities over the balance required for working capital management is invested in interest-bearing checking accounts or time deposits, selecting instruments with appropriate maturities and sufficient liquidity.
The table below analyzes the Corporation’s financial liabilities into relevant maturity groupings based on the remaining period from the date of the consolidated statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

As of December 31, 2019	Less than 1 year	1-2 years	2-5 years	More than 5 years	Total
Other financial liabilities (except for finance leases and lease liability for right-of-use asset)	501,864	147,473	235,222	—	884,559
Finance leases	11,438	3,531	13,346	—	28,315
Lease liability for right-of-use asset	31,036	40,808	32,562	11,551	115,957
Bonds	115,690	157,516	358,461	1,077,960	1,709,627
Trade accounts payables (except non-financial liabilities)	989,574	—	34,814	—	1,024,388
Accounts payables to related parties	38,916	21,747	—	836	61,499
Other accounts payables (except non-financial liabilities)	220,602	2,505	219,788	—	442,895
Other non-financial liabilities	—	52	—	—	52

	1,909,120	373,632	894,193	1,090,347	4,267,292

As of December 31, 2020	Less than 1 year	1-2 years	2-5 years	More than 5 years	Total
Other financial liabilities (except for finance leases and lease liability for right-of-use asset)	433,318	183,796	197,785	23,953	838,852
Finance leases	16,287	14,919	20,851	8,515	60,572
Lease liability for right-of-use asset	24,714	32,006	19,847	11,131	87,698
Bonds	137,090	168,673	385,919	971,543	1,663,225
Trade accounts payables (except non-financial liabilities)	1,001,470	40,502	—	—	1,041,972
Accounts payables to related parties	43,818	35,461	—	836	80,115
Other accounts payables (except non-financial liabilities)	288,037	2,185	115,321	—	405,543

	1,944,734	477,542	739,723	1,015,978	4,177,977

4.2	Capital management risk
The Corporation’s objectives when managing capital are to safeguard the Corporation’s ability to continue as a going concern in order to provide returns for shareholders, benefits for other stakeholders and to maintain an optimal capital structure to minimize the cost of capital. In 2017 the situation of the Corporation had lead Management to monitor deviations that might cause the non-compliance
of covenants and may hinder renegotiation of liabilities
(Note18-a).
In extraordinary situations and events as explained in Note 1 d), the Corporation identifies potential deviations and requirements and establishes a plan.
In order to maintain or adjust the capital structure, the Corporation may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
The Corporation monitors capital based on the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current
borrowings), less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated statement of financial position plus net debt.
As of December 31, 2019, and 2020, the gearing ratio is presented below indicating the Corporation’s strategy to keep it in a range from 0.10 to 0.70.

	2019	2020
Total financial liabilities and bonds (Note 18 and Note 19)	1,814,637	1,831,079
Less: Cash and cash equivalents (Note 9)	(950,701)	(900,168)

Net debt	863,936	930,911
Total equity	1,876,085	1,595,296

Total capital	2,740,021	2,526,207

Gearing ratio	0.32	0.37

4.3	Fair value estimation
For the classification of the type of valuation used by the Corporation for its financial instruments at fair value, the following levels of measurement have been established.

•	Level 1: Measurement based on quoted prices in active markets for identical assets or liabilities.

•
Level 2: Measurement based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

•
Level 3: Measurement based on inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs, generally based on internal estimates and assumptions of the Corporation).

The table below shows the Corporation’s assets and liabilities measured at fair value:

	Level 2	Level 3
As of December 31, 2019
Financial liabilities
Derivatives used for hedging (a)	52	—
As of December 31, 2020
Financial liabilities
Other financial entities (Note 18-d)	—	152,523

(a)	As of December 31, 2020, this financial liability was liquidated.